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                                     EXHIBIT 23.1

                         CONSENT OF COOPERS & LYBRAND L.L.P.,
                                 INDEPENDENT AUDITORS

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                                     EXHIBIT 23.1

                         CONSENT OF COOPERS & LYBRAND L.L.P.,
                                 INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the 1996 Stock Incentive Plan of Polycom, Inc. of our report dated January 24, 1997, on our audits of the financial statements of Polycom, Inc. as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, which are included in the Annual Report on Form 10-K of Polycom, Inc. for the year ended December 31, 1996.


/s/ Coopers & Lybrand L.L.P.

San Jose, CA
December 22, 1997